UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

June 30, 2004
Date of Report (Date of earliest event reported)

CITIZENS FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)
KENTUCKY	0-20148	61-1187135

(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12910 SHELBYVILLE ROAD LOUISVILLE, KENTUCKY 40243
(Address of principal executive offices)

Registrant's telephone number, including area code:  (502) 244-2420

Not Applicable
(Former name or former address, if changed since last report)

ITEM 7.	Financial Statements and Exhibits
(c) Exhibits (furnished pursuant to Item 12)
99.1 Transcript of remarks by Darrell R. Wells, Registrant's President, at Registrant's 2004 Annual Meeting on June 30, 2004.
ITEM 12.	Results of Operations and Financial Conditions

Transcript of remarks by Darrell R. Wells, Registrant's
President, at Registrant's 2004 Annual Meeting on June
30, 2004 relating to its fiscal year 2003 results of
operation and financial condition, is attached hereto as
Exhibit 99.1 and incorporated by reference herein.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 1, 2004	Citizens Financial Corporation Registrant
By: /s/ Darrell R. Wells Darrell R. Wells President and Chief Executive Officer

Exhibit Number	Description
99.1	Transcript of remarks by Darrell R. Wells, Registrant's President, at Registrant's 2004 Annual Meeting on June 30, 2004